Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2007 — Quarter 4
Fourth quarter (Q4), ended April 27, 2007, compared to the corresponding period a year ago:
Note: amounts are in thousands, except per share amounts

		Consolidated Results			Restaurant		Food Products
	Q4	% of	Q4	% of	Q4	Q4	Q4	Q4
	2007*	sales	2006*	sales*	2007*	2006*	2007	2006*

Net sales	$418,414		$397,338		$348,905	$333,389	$69,509	$63,949

Cost of sales	122,481	29.3%	114,665	28.9%	25.0%	24.9%	50.7%	49.8%
Operating wages	150,524	36.0%	141,187	35.5%	40.9%	40.2%	11.1%	11.2%
Other operating	65,869	15.7%	63,865	16.1%	18.0%	18.2%	4.7%	5.1%
S,G & A	35,990	8.6%	30,687	7.7%	6.5%	5.4%	19.1%	19.8%
Depr. & amort.	18,885	4.5%	21,778	5.5%	4.8%	4.9%	2.9%	8.4%

Operating income	24,665	5.9%	25,156	6.3%	4.8%	6.4%	11.5%	5.7%

Interest	2,043	0.5%	2,837	0.7%

Pre-tax income	22,622	5.4%	22,319	5.6%

Income taxes	7,363	1.8%	1,835	0.4%

Net income	$15,259	3.6%	$20,484	5.2%

EPS — basic	$0.43		$0.57
EPS — diluted	$0.42		$0.56

Dividends per share	$0.14		$0.12

Weighted average shares outstanding:

Basic	35,485		35,950
Dilutive stock options	443		364

Diluted	35,928		36,314

Shares outstanding at quarter end	35,142		36,033
•	Income taxes, as a percentage of pre-tax income, were 32.5% vs. 8.2%

•	Consolidated pre-tax results for the fourth quarters of both fiscal 2007 and fiscal 2006 included special items: A gain on asset disposals of $221 in fiscal 2007 and a $1,769 net charge in fiscal 2006. The 2006 net charge included a $2,603 gain on asset disposals, an $885 charge for a lawsuit settlement and a $3,487 charge related to investments in income tax credit limited partnerships. In addition to these pre-tax special items, fiscal 2006 income taxes reflected a credit of $4,650 related to a State of Ohio tax settlement.

•	Excluding the special items, fourth quarter results would have been as follows:
•	Consolidated S,G&A: $36,211 (8.7% of sales) in FY 07 and $32,405 (8.1% of sales) in FY 06

•	Restaurant S,G&A: 6.6% of sales in FY 07 and 5.9% of sales in FY 06

•	Consolidated depr & amort: $18,291 (4.6% of sales) in FY 06

•	Food products depr & amort: 2.9% of sales in FY 06

•	Consolidated operating income: $24,444 (5.8% of sales) in FY 07 and $26,925 (6.8% of sales) in FY 06

•	Restaurant operating income: 4.7% of sales in FY 07 and 5.9% of sales in FY 06

•	Food products operating income: 11.2% of sales in FY 06

•	Net income: $15,105 (3.6% of sales) in FY 07 and $17,089 (4.3% of sales) in FY06

•	EPS: $0.43 (basic) and $0.42 (diluted) in FY 07; and $0.48 (basic) and $0.47 (diluted) in FY 06.

Consolidated Review:

•	Net sales increased 5.3% ($418.4 million vs. $397.3 million).

•	Operating income decreased 2.0% ($24.7 million vs. $25.2 million).

•	Excluding the special items in both periods, operating income decreased 9.2% ($24.4 million vs. $26.9 million).

•	Pre-tax income increased 1.4% ($22.6 million vs. $22.3 million).

•	Excluding the special items in both periods, pre-tax income decreased 7.0% ($22.4 million vs. $24.1 million).

•	Effective tax rate was 32.5% compared to 8.2%.

•	Excluding the special items in both periods, effective tax rate was 32.6% vs. 29.1%

•	Net income decreased 25.5% ($15.3 million vs. $20.5 million).

•	Excluding the special items in both periods, net income decreased 11.6% ($15.1 million vs. $17.1 million).

•	Diluted EPS was $0.42 compared to $0.56.

•	Excluding the special items in both periods, diluted EPS was $0.42 vs. $0.47.

•	Repurchased approximately 800,000 shares in the quarter (2.0 million in the year).
The company adopted SFAS 123(R), which requires the expensing of stock options, in FY07. The company significantly reduced the issuance of stock options and implemented a new performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the new plan are:

	In thousands

	Q4	FY 07
	Actual*	Actual

Stock options	$505	$2,257
New plan (excluding options)	511	3,428

Total	$1,016	$5,685
*	Expense is reflected in S, G & A: $465 in the restaurant segment and $551 in the food products segment.

Restaurant Review:

•	Overall restaurant sales increased 4.7% ($348.9 million vs. $333.4 million).

•	Nominal same-store sales increased 1.0% at Bob Evans Restaurants and 1.2% at Mimi’s.

•	Operating income decreased 22.3% ($16.7 million vs. $21.5 million).

•	Excluding the special items in both periods, operating income decreased 16.7% ($16.5 million vs. $19.8 million).

•	Operating margin was 4.8% compared to 6.4%.

•	Excluding the special items in both periods, the operating margin was 4.7% compared to 5.9%.

•	Restaurants in operation at quarter end were: 579 Bob Evans Restaurants and 115 Mimi’s. 587 Bob Evans Restaurants and 102 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total

2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
2004	523	3	11	12	11	37	2	558
2003	495	0	4	8	17	29	1	523
2002	469	1	4	8	14	27	1	495
Mimi’s Cafes:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total

2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
Consolidated Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total

2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year

2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 490 restaurants):

	Fiscal 2007			Fiscal 2006			Fiscal 2005

	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu		Real

May	(1.2)	3.1	(4.3)	(2.4)	(1.5)	(0.9)	(4.7)	2.4		(7.1)
June	(4.1)	3.0	(7.1)	(3.1)	0.5	(3.6)	(2.8)	2.4		(5.2)
July	(5.6)	3.0	(8.6)	(0.7)	0.5	(1.2)	(2.0)	2.4		(4.4)

Q1	(3.9)	3.0	(6.9)	(1.9)	(0.1)	(1.8)	(3.1)	2.4		(5.5)

August	(4.2)	3.0	(7.2)	(1.5)	0.5	(2.0)	(4.6)	2.4		(7.0)
September	5.0	2.4	2.6	(4.4)	1.0	(5.4)	(4.6)	2.3		(6.9)
October	3.0	2.4	0.6	(3.5)	1.5	(5.0)	(3.5)	2.0		(5.5)

Q2	1.3	2.6	(1.3)	(3.1)	1.0	(4.1)	(4.2)	2.2		(6.4)

November	0.6	1.9	(1.3)	(2.2)	2.0	(4.2)	(1.3)	1.9		(3.2)
December	3.3	1.3	2.0	(2.2)	2.6	(4.8)	(4.9)	1.8		(6.7)
January	2.4	2.3	0.1	4.1	2.6	1.5	(5.4)	1.8		(7.2)

Q3	2.1	1.8	0.3	(0.4)	2.4	(2.8)	(3.9)	1.8		(5.7)

February	(0.7)	2.4	(3.1)	(1.5)	2.6	(4.1)	0.8	(0.1)		0.9
March	1.2	2.4	(1.2)	(0.5)	2.6	(3.1)	(4.3)	(0.1)		(4.2)
April	2.1	1.9	0.2	(0.6)	3.2	(3.8)	(5.8)*	(1.5	)*	(4.3)*

Q4	1.0	2.2	(1.2)	(0.9)	2.8	(3.7)	(3.4)*	(0.6	)*	(2.8)*

Fiscal year	0.1	2.4	(2.3)	(1.6)	1.5	(3.1)	(3.6)*	1.5	*	(5.1)*
*	Excludes the impact of the extra week (53-week year) in the fourth quarter of 2004.

•	Mimi’s Cafe same-store sales analysis (24-month core; 81 restaurants):

	Fiscal 2007			Fiscal 2006			Fiscal 2005

	Nominal	Menu	Real	Nominal	Menu	Real	Nominal		Menu		Real

May	0.3	2.5	(2.2)	4.8	2.6	2.2
June	(1.0)	2.5	(3.5)	3.0	2.6	0.4
July	1.9	2.6	(0.7)	1.6	2.0	(0.4)	3.3	*	3.7	*	(0.4)	*

Q1	0.4	2.5	(2.1)	3.0	2.3	0.7	3.3	*	3.7	*	(0.4)	*

August	0.5	2.6	(2.1)	3.8	1.3	2.5	2.9		4.3		(1.4)
September	3.3	2.4	0.9	0.1	1.3	(1.2)	5.4		4.1		1.3
October	2.2	2.7	(0.5)	1.4	1.6	(0.2)	4.8		3.4		1.4

Q2	2.0	2.6	(0.6)	1.8	1.5	0.3	4.4		3.9		0.5

November	2.2	2.9	(0.7)	(0.5)	2.3	(2.8)	4.7		2.8		1.9
December	2.7	3.4	(0.7)	(0.3)	2.3	(2.6)	4.0		2.8		1.2
January	2.8	4.7	(1.9)	2.2	2.3	(0.1)	3.0		2.8		0.2

Q3	2.6	3.6	(1.0)	0.4	2.3	(1.9)	3.9		2.8		1.1

February	2.6	4.6	(2.0)	0.2	2.4	(2.2)	4.9		2.7		2.2
March	(0.2)	5.0	(5.2)	1.3	2.4	(1.1)	5.5		2.7		2.8
April	1.3	5.0	(3.7)	1.8	2.4	(0.6)	4.9		2.4		2.5

Q4	1.2	4.9	(3.7)	1.1	2.4	(1.3)	5.1		2.6		2.5

Fiscal year	1.6	3.4	(1.8)	1.6	2.2	(0.6)	4.4	*	3.1	*	1.3	*
*	For the period after July 7, 2004, only
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY07	$1,755,000	$3,472,000

Q4 FY07 day part mix (%):
Breakfast	31%	20%
Lunch	38%	39%
Dinner	31%	41%

Q4 FY07 check average ($)	$7.66	$10.58
•	Quarterly restaurant sales by concept:

Q4 2007

Bob Evans Restaurants	$252,267,000
Mimi’s Cafes	96,638,000

Total	$348,905,000

Food Products Review:
•	Net sales increased 8.7% ($69.5 million vs. $63.9 million).

•	Comparable pounds sold increased 5%.

•	Operating income more than doubled ($8.0 million vs. $3.7 million).

•	Excluding the special item in 2006, operating income increased 11.5% ($8.0 million vs. $7.2 million)

•	Operating margin was 11.5% compared to 5.7%.

•	Excluding the special item in 2006, the operating margin was 11.5% compared to 11.2%

•	Average hog cost decreased 3% ($36.00 per cwt vs. $37.00 per cwt). Historical hog cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
2005	$52.00	$50.00	$52.00	$49.00	$51.00
2004	$36.00	$38.00	$35.00	$43.00	$38.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4		Average

2007	13%	11%	4%	5%		8%
2006	6%	10%	12%	11%		10%
2005	1%	4%	8%	8	%*	5	%*
2004	10%	4%	7%	10	%*	8	%*
*	Excludes the impact of the extra week (53-week year) in the fourth quarter of 2004.
•	Net sales review:

	Q4	Q4
	2007	2006

Gross sales	$83,189	$76,428

Less: promotions	(12,227)	(10,547)

Less: returns and allowances	(1,453)	(1,932)

Net sales	$69,509	$63,949

Balance Sheet Summary:

(in thousands)	April 27, 2007	April 28, 2006

Cash and equivalents	$29,287	$16,727
Assets held for sale	13,370	5,337
Other current assets	59,807	60,338
Net property, plant and equipment	957,549	967,717
Goodwill and other intangible assets	113,506	114,326
Other non-current assets	23,443	20,633

Total assets	$1,196,962	$1,185,078

Current portion of long-term debt	$34,000	$4,000
Other current liabilities	167,183	155,485
Long-term debt	172,333	206,333
Other long-term liabilities	118,215	114,804
Stockholders’ equity	705,231	704,456

Total liabilities and equity	$1,196,962	$1,185,078
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
•	the failure to achieve and maintain positive same-store sales;

•	a decline in general economic conditions;

•	competition in the restaurant and food products industries;

•	the company’s ability to expand its restaurant base;

•	consumer acceptance of changes in menu, food products, prices, atmosphere and service procedures;

•	the company’s ability to hire and retain a sufficient number of qualified employees;

•	market concentration;

•	adverse weather conditions;

•	government regulation;

•	allegations related to food-related illnesses and health concerns regarding certain food products;

•	margin sensitivity;

•	consumer acceptance of the company’s restaurant concepts and food products in new markets;

•	fluctuations in quarterly operating results;

•	the adequacy of insurance loss estimates and reserves; and

•	protection of our trademarks and other intellectual property rights.
These risks are discussed more fully under the heading “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended April 28, 2006. It is impossible to predict or identify all such risk factors. Consequently, no one should consider any such list to be a complete set of all potential risks and uncertainties. There is also the risk that the company may incorrectly analyze these risks or that the strategies developed by the company to address them will be unsuccessful. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in the company’s filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to the company or any person acting on behalf of the company are qualified by the cautionary statements in this section.